Date as of 8/31/17

Manager's Commentary

Market Review
While the Asian equity markets were faced with the heightened geopolitical headwinds that arose from the Korean peninsula, Greater China equities continued to deliver strong returns and outperformed the region in August, underpinned by better-than-expected quarterly earnings and reasonable valuations. The mixed ownership reform announcement by China Unicom Hong Kong Ltd also boosted hopes of an accelerated state owned enterprise reform process in China. On a sector level, information technology and consumer staples were the top performers in August. In particular, iPhone supply chain names and leading Chinese internet companies continued to deliver strong returns on the back of encouraging earnings announcements. Chinese real estate players experienced another strong month, as many companies announced upbeat sales targets for the rest of the year, especially the mid-sized players.Conversely, the utility sector and consumer discretionary names underperformed.

Fund Review
The China Fund, Inc. (the "Fund") slightly underperformed the benchmark in August, with key detractors being the industrials and information technology sectors. More specifically, the top detractor over the month was China State Construction International. Its share price dropped significantly after the company announced an unexpected rights issue on August 22nd. Investors were generally concerned about the company's margin decline and therefore questioned whether the rights issue would support profitable growth. We believe the concern that the rights issue will not support growth of the company is overdone. As a major beneficiary of strong infrastructure construction demand in China, this company has a strong project backlog which could transfer to double digit growth. This stock has been de-rated to below ten times price-to-earnings ratio and the risk reward looks attractive to us. On the other hand, stock selection within the Chinese financials sector contributed to performance during the month. In particular, China Merchants Bank came as the top contributor. The recent result announcements have featured a turn in the asset quality cycle in China, which should help re-rate the long depressed Chinese banking sector. We believe China Merchants Bank, a non-state-owned enterprise bank with a strong retail presence, should therefore benefit from both a sector wide re-rating and company specific healthy business growth supported the under-leveraged households in China.

Outlook
After a strong rally year-to-date, one key question investors now face is whether any factors will undermine the newfound strength of Greater China stocks, especially with the high concentration of outperformance in the technology space. On a positive note, the interim reporting results signal that earnings improvements are broadening to include non-tech sectors, such as property, banks and select consumer stocks. On the risk side, the corporate leverage level appears to have reached a peak, which could help alleviate concerns over systematic crisis in China. We believe these combined with reasonable valuations of Greater China equities means the current upcycle should be continue.

On a strategy level, we are wary of the lack of positive catalysts post reporting season. Therefore, our focus is on looking for areas that still have value. For example, we have added to the Chinese banking sector based on our view that asset quality should have reached a bottom and may sequentially improve. For select consumer names that appear to be turning around their businesses, we feel comfortable holding or even adding to our existing positions. Within the IT space, our preference is the leaders or market share gainers in e-commerce, online gaming, and smartphone related component makers.

In Brief
Fund Data
Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$352.1
Median Market Cap (in billions)	$11.8
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 8/31/17)
	Fund	Benchmark[1]
One Month	3.04%	3.14%
Three Month	11.28%	12.53%
One Year	24.34%	30.73%
Three Year	7.02%	9.12%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 8/31/17)	$22.39 / $20.67

High / Low Ranges (52-Week)
High / Low NAV	$22.39 / $17.00
High / Low Market Price	$20.69 / $14.53
Premium/Discount to NAV (as of 8/31/17)	-7.68%

Fund Data (Common Shares)
Shares Outstanding	15,722,675
Average Daily Volume	27,678
Expense Ratio	1.53%

Fund Manager

Christina Chung, CFA, CMA
Lead Portfolio Manager

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Proposed Manager Change
At a Special Meeting of Stockholders on August 30, 2017, stockholders failed to approve Open Door Investment Management, Ltd. as the Investment Manager of the Fund. The Fund will continue to be advised by Allianz Global Advisors U.S. LLC (“AGI”) under the Fund’s existing Amended and Restated Investment Advisory and Management Agreement and Amended and Restated Direct Investment Management Agreement, each with AGI.

Investment Objective
The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to this policy.

Returns For Periods Ended August 31, 2017*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	3.04%	11.28%	28.60%	24.34%	7.02%	11.43%	5.84%	10.61%
Market Price	5.51%	14.58%	37.34%	32.50%	8.14%	11.99%	6.94%	9.90%
MSCI Golden Dragon Index	3.14%	12.53%	35.59%	30.73%	9.12%	12.24%	5.18%	—

Calendar Year Returns
	2009	2010	2011	2012	2013	2014	2015	2016
NAV	72.83%	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.50%	0.59%
Market Price	72.19%	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%
MSCI Golden Dragon Index	67.12%	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%

Past performance is not a guide to future returns.
*	Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at August 31, 2017. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder’s investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark¹
Information Technology	41.90%	37.47%
Financials	21.40%	23.73%
Industrials	9.43%	5.84%
Real Estate	6.87%	7.94%
Consumer Discretionary	6.18%	8.36%
Telecom Services	5.82%	4.41%
Energy	1.90%	2.93%
Consumer Staples	1.50%	1.99%
Health Care	1.05%	1.12%
Utilities	0.93%	3.46%
Materials	0.26%	2.73%
Other assets & liabilities	2.76%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark¹
China	74.34%	76.68%
Hong Kong Red Chips	21.26%	8.42%
Hong Kong 'H' shares	18.85%	19.16%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	0.00%	0.10%
Other Hong Kong securities	34.23%	32.27%
Others	0.00%	16.72%
Taiwan	22.86%	23.32%
Other assets & liabilities	2.80%	0.00%

Top 10 Holdings
TENCENT HOLDINGS LTD (China)	9.09%
TAIWAN SEMIC CO LTD (Taiwan)	8.85%
ALIBABA GROUP HOLDING LTD (China)	8.53%
CHINA MERCHANTS BANK CO LTD (China)	5.86%
SUN HUNG KAI PROPERTIES LTD (H.K.)	5.37%
CHINA CONSTRUCTION BANK CORP (China)	5.19%
PING AN INSURANCE (China)	4.31%
LARGAN PRECISION CO LTD (Taiwan)	2.96%
HON HAI PRECISION INDU (Taiwan)	2.81%
JD.COM INC ADR (China)	2.37%

Portfolio Characteristics
	Fund	Benchmark¹
P/E Ratio	15.52	15.08
P/B Ratio	1.81	1.66
Issues in Portfolio	48	283
Foreign Holdings (%)	97.24	100.00
Other assets & liabilities (%)	2.76	0.00
Yield (%)	2.40	2.43

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1.	MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)
Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/7/07	12/19/07	12/21/07	1/25/08	$12.12000	$0.28000	$9.00000	$2.84000
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—
12/16/15	12/23/15	12/28/15	1/6/16	$1.49580	$0.21330	$0.84620	$0.43630
12/9/16	12/19/16	12/21/16	1/5/17	$0.46780	$0.46780	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full
Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					41.91
TENCENT HOLDINGS LTD	700	329.00	760,900	31,984,476	9.09
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	216.50	4,341,000	31,141,738	8.85
ALIBABA GROUP HOLDING LTD	BABA	171.74	174,914	30,039,730	8.53
LARGAN PRECISION CO LTD	3008	5,830.00	54,000	10,431,757	2.96
HON HAI PRECISION INDUSTRY CO LTD	2317	117.50	2,537,100	9,878,036	2.81
DELTA ELECTRONICS INC	2308	165.50	1,274,359	6,988,516	1.99
BAIDU INC	BIDU	228.05	24,101	5,496,233	1.56
DIGITAL CHINA HOLDINGS LTD	861	4.72	7,444,000	4,489,150	1.28
PRIMAX ELECTRONICS LTD	4915	71.60	1,393,000	3,304,907	0.94
ASM PACIFIC TECHNOLOGY LTD	522	96.80	267,100	3,303,429	0.94
ADVANTECH CO LTD	2395	222.50	442,199	3,260,190	0.93
GLOBALWAFERS CO LTD	6488	239.50	403,000	3,198,201	0.91
SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORP	981	7.36	2,470,900	2,323,532	0.66
GOLDPAC GROUP LTD	3315	2.32	5,021,000	1,488,312	0.42
DIGITAL CHINA HOLDINGS LTD RIGHTS	2986	0.65	1,861,000	154,552	0.04
Financials					21.40
CHINA MERCHANTS BANK CO LTD	3968	29.50	5,470,500	20,618,867	5.86
CHINA CONSTRUCTION BANK CORP	939	6.86	20,848,000	18,272,765	5.19
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	62.15	1,911,000	15,174,612	4.31
HONG KONG EXCHANGES & CLEARING LTD	388	213.60	294,300	8,031,696	2.28
CATHAY FINANCIAL HOLDING CO LTD	2882	49.25	2,880,000	4,699,957	1.34
FUBON FINANCIAL HOLDING CO LTD	2881	48.50	2,805,000	4,507,853	1.28
CITIC SECURITIES CO LTD	6030	17.36	1,810,000	4,014,616	1.14
Industrials					9.44
CHINA EVERBRIGHT INTERNATIONAL LTD	257	10.34	6,146,000	8,119,492	2.31
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	11.34	2,906,000	4,210,410	1.20
CK HUTCHISON HOLDINGS LTD	1	102.40	310,000	4,055,808	1.15
BEIJING ENTERPRISES HOLDINGS LTD	392	43.70	704,500	3,933,491	1.12
QINGDAO PORT INTERNATIONAL CO LTD	6198	4.58	6,077,000	3,556,071	1.01
JARDINE MATHESON HOLDINGS LTD	J36	65.71	51,100	3,357,781	0.95
KING SLIDE WORKS CO LTD	2059	420.00	239,000	3,326,154	0.95
ZHUZHOU CRRC TIMES ELECTRIC CO LTD	3898	40.95	505,300	2,643,741	0.75
Real Estate					6.88
SUN HUNG KAI PROPERTIES LTD	16	130.60	1,132,000	18,888,843	5.37
CHINA OVERSEAS LAND & INVESTMENT LTD	688	27.35	1,516,000	5,297,516	1.51
Consumer Discretionary					6.18
JD.COM INC ADR	JD	41.91	198,940	8,337,575	2.37
QINGLING MOTORS CO LTD	1122	2.51	14,816,000	4,751,388	1.35
SANDS CHINA LTD	1928	35.05	810,800	3,630,927	1.03
SAIC MOTOR CORP LTD A	600104	29.76	802,100	3,618,441	1.03
LI & FUNG LTD	494	3.53	3,128,000	1,410,773	0.40
Telecom Services					5.82
CHINA MOBILE LTD	941	83.00	631,000	6,691,496	1.90
CHINA UNICOM HONG KONG LTD	762	11.40	4,162,000	6,062,094	1.72
PCCW LTD	8	4.36	8,623,000	4,803,531	1.36
CHUNGHWA TELECOM CO LTD	2412	105.00	846,000	2,943,437	0.84
Energy					1.90
CHINA PETROLEUM & CHEMICAL CORP	386	5.99	4,552,000	3,483,733	0.99
CHINA OILFIELD SERVICES LTD	2883	6.42	3,890,000	3,190,806	0.91
Consumer Staples					1.50
CHINA MENGNIU DAIRY CO LTD	2319	18.28	1,508,000	3,522,032	1.00
VINDA INTERNATIONAL HOLDINGS LTD	3331	13.90	984,000	1,747,534	0.50

The China Fund, Inc.

Portfolio in Full
Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Health Care					1.05
CSPC PHARMACEUTICAL GROUP LTD	1093	12.22	2,364,000	3,690,918	1.05
Utilities					0.93
CHINA RESOURCES POWER HOLDINGS CO LTD	836	14.36	1,778,000	3,262,135	0.93
Materials					0.26
TIANGONG INTERNATIONAL CO LTD	826	0.82	8,612,000	902,264	0.26

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2017 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-0817